                                                                    EXHIBIT 10.2

                               AMENDMENT NO. 1 TO
                          CREDIT AND GUARANTY AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT, dated as of June 2, 2006 (this "AMENDMENT"), by and among NaviSite, Inc., a Delaware corporation ("COMPANY"), the Subsidiaries of the Company party hereto, as Guarantors ("GUARANTORS"), the Lenders (defined below) party hereto and Silver Point Finance, LLC ("SILVER POINT"), as Administrative Agent ("ADMINISTRATIVE AGENT").

                                    RECITALS:

         WHEREAS, the Company, the Guarantors, the lenders party thereto (the "LENDERS"), the Administrative Agent and Silver Point, as Collateral Agent are parties to that certain Credit and Guaranty Agreement dated as of April 11, 2006 (the "CREDIT AGREEMENT"; capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement); and

         WHEREAS, the Company has requested that the Lenders agree to amend the Credit Agreement as set forth below, and the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions set forth herein, the Guarantors, the Lenders, and the Agents now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1         Amendment.

                  Section 6.8(a) of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

                           (a) Fixed Charge Coverage Ratio. Company shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending April 30, 2006, to be less than the correlative ratio indicated:

                    =========================================================
                             FISCAL QUARTER               FIXED CHARGE
                                 ENDING:                 COVERAGE RATIO
                    ---------------------------------------------------------
                    April 30, 2006                          0.80:1.00
                    ---------------------------------------------------------
                    July 31, 2006                           1.05:1:00
                    ---------------------------------------------------------
                    October 31, 2006                        1.15:1.00
                    ---------------------------------------------------------
                    January 1, 2007                         1.25:1.00
                    =========================================================

                    =========================================================
                             FISCAL QUARTER               FIXED CHARGE
                                 ENDING:                 COVERAGE RATIO
                    ---------------------------------------------------------
                    April 30, 2007                          1.40:1.00
                    ---------------------------------------------------------
                    July 31, 2007                           1.35:1.00
                    ---------------------------------------------------------
                    October 31, 2007                        1.25:1.00
                    ---------------------------------------------------------
                    January 31, 2008                        1.20:1.00
                    ---------------------------------------------------------
                    Between (and including)                 1.15:1.00
                    April 30, 2008 and
                    October 31, 2008
                    ---------------------------------------------------------
                    Between (and including)                 1.20:1.00
                    January 31, 2009 and
                    April 30, 2010
                    ---------------------------------------------------------
                    On July 31, 2010 and                    1.25:1.00
                    thereafter
                    =========================================================


         Section 2         Conditions to Effectiveness of this Amendment.

                  This Amendment shall be effective as of the date hereof, upon the satisfaction (or waiver) of the following conditions precedent:

                           (a) the Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by the Company, each Guarantor and the Requisite Lenders;

                           (b) the Company shall have paid all costs, fees and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment;

                           (c) no Default or Event of Default shall have occurred and be continuing or shall result from the execution and delivery of this Amendment; and

                           (d) the representations and warranties contained herein and in the Credit Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

         Section 3         Representations and Warranties.

                  The Company and each Guarantor hereby represent and warrant to each Lender, the Administrative Agent and the Collateral Agent that (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) it has all requisite power and authority to enter into is Amendment, (c) the execution, delivery and performance by it of this Amendment
(i) has been duly authorized by all necessary organizational action and (ii) does not and will not (A) violate any provision of any law or any governmental rule or regulation applicable to it or any of the Organizational Documents; (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation binding on it or (C) result in or require the creation or imposition of any Lien upon any of its properties or assets and (d) this Amendment has been duly executed and delivered by it and is its legally valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         Section 4         Miscellaneous.

                           (a) The amendments set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Credit Document or (ii) prejudice any right or remedy which the Administrative Agent, the Collateral Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement as amended hereby or any other Credit Document. This Amendment shall be construed in connection with and as part of the Credit Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, each other Credit Document and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Nothing contained in this Amendment shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Liens created under or affect the priority of any Collateral Document.

                           (c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or a .PDF by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                           (d) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                           (e)      THIS AMENDMENT AND THE RIGHTS AND
         OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

                           (f) Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

                           (g) EACH GUARANTOR HEREBY CONSENTS TO THIS AMENDMENT AND HEREBY CONFIRMS AND AGREES THAT (A) NOTWITHSTANDING THE EFFECTIVENESS OF THIS AMENDMENT, ITS OBLIGATIONS UNDER SECTION 7 OF THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENT ARE, AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND ARE HEREBY RATIFIED AND CONFIRMED IN ALL RESPECTS AND (B) THE COLLATERAL DOCUMENTS TO WHICH IT IS A PARTY AND ALL OF THE COLLATERAL DESCRIBED THEREIN DO, AND SHALL CONTINUE TO, SECURE THE PAYMENT OF ALL OF THE OBLIGATIONS SECURED THEREBY.





                            (Signature Page Follows)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                           Company:

                                           NAVISITE, INC.



                                           By: /s/ John J. Gavin, Jr.
                                               ---------------------------------
                                               Name: John J. Gavin Jr.
                                               Title: CFO and Treasurer





                                                                 Amendment No. 1
                                                to Credit and Guaranty Agreement

                                      Guarantors:



                                      AVASTA, INC.
                                      CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.
                                      CLEARBLUE TECHNOLOGIES/CHICAGO-WELLS, INC.
                                      CLEARBLUE TECHNOLOGIES/LAS VEGAS, INC.
                                      CLEARBLUE TECHNOLOGIES/LOS ANGELES, INC.
                                      CLEARBLUE TECHNOLOGIES/MILWAUKEE, INC.
                                      CLEARBLUE TECHNOLOGIES/OAK BROOK, INC.
                                      CLEARBLUE TECHNOLOGIES/VIENNA, INC.
                                      CLEARBLUE TECHNOLOGIES/DALLAS, INC.
                                      CLEARBLUE TECHNOLOGIES/NEW YORK, INC.
                                      CLEARBLUE TECHNOLOGIES/SAN FRANCISCO, INC.
                                      CLEARBLUE TECHNOLOGIES/SANTA CLARA, INC.
                                      CONXION CORPORATION
                                      INTREPID ACQUISITION CORP.
                                      LEXINGTON ACQUISITION CORP.
                                      MANAGEDOPS.COM, INC.
                                      SUREBRIDGE ACQUISITION CORP.
                                      SUREBRIDGE SERVICES, INC.
                                      SITEROCK CORPORATION
                                      NAVISITE ACQUISITION SUBSIDIARY, INC.
                                      CLICKHEAR, INC.



                                      By: /s/ John J. Gavin, Jr.
                                          --------------------------------------
                                          Name: John J. Gavin Jr.
                                          Title: CFO and Treasurer





                                                                 Amendment No. 1
                                                to Credit and Guaranty Agreement

                                      SILVER POINT FINANCE, LLC,
                                      as Administrative Agent and Collateral
                                      Agent


                                      By: /s/ Richard Petrilli
                                          --------------------------------------
                                      Name: Richard Petrilli
                                      Title: Authorized Signatory





                                                                 Amendment No. 1
                                                to Credit and Guaranty Agreement

                                      FIELD POINT I, LTD.,
                                      as a Lender



                                      By: /s/ Richard Petrilli
                                          --------------------------------------
                                      Name: Richard Petrilli
                                      Title: Authorized Signatory






                                                                 Amendment No. 1
                                                to Credit and Guaranty Agreement

                                      FIELD POINT III, LTD.,
                                      as a Lender



                                      By: /s/ Richard Petrilli
                                          --------------------------------------
                                      Name: Richard Petrilli
                                      Title: Authorized Signatory






                                                                 Amendment No. 1
                                                to Credit and Guaranty Agreement

                                      SPF CDO I, LLC,
                                      as a Lender



                                      By: /s/ Richard Petrilli
                                          --------------------------------------
                                      Name: Richard Petrilli
                                      Title: Authorized Signatory






                                                                 Amendment No. 1
                                                to Credit and Guaranty Agreement